                                    [PHOTO]

                                               Annual Report July 31, 2001

Oppenheimer
Municipal Bond Fund

                                                     [LOGO] Oppenheimerfunds(R)

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REPORT HIGHLIGHTS
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          CONTENTS

       1  Letter to Shareholders

       2  An Interview with Your Fund's Managers

       6  Fund Performance

      12  Financial Statements

      37  Independent Auditors' Report

      38  Federal Income Tax Information

      39  Officers and Trustees

Fund Objective

Oppenheimer Municipal Bond Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

Average Annual Total Returns*

             For the 1-Year Period
             Ended 7/31/01

             Without            With
             Sales Chg.         Sales Chg.
Class A      8.03%              2.90%
Class B      7.23               2.23
Class C      7.23               6.23

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See page 10 for further details.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John V. Murphy
Chairman, President and
Chief Executive Officer OppenheimerFunds, Inc.

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
     I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
     Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
     While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
August 21, 2001

                       1 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Portfolio Management Team
Jerry Webman
Merrell Hora

Q How did Oppenheimer Municipal Bond Fund perform during the 12 months that ended July 31, 2001?

A. Like municipal markets in the United States, the Fund delivered a very strong total return for the first half of fiscal 2001 and weaker but still positive results in the final six months. Had it not been for losses in two asbestos-related bonds, the Fund would have matched or exceeded the performance of its peer group, the Lipper General Municipal Fund Index.

     We are pleased that several adjustments we made to the portfolio during this period effectively reduced its overall risk. We also are pleased with the Fund's consistently high levels of current income over the past year.

Why were the municipal markets weaker in the second half of the fiscal year?

The municipal market hasn't done poorly since January; it just hasn't performed as exceptionally well as it did in late 2000. Last fall, when economic growth began slowing dramatically, investors expected the Federal Reserve to counteract the problem by reducing short-term interest rates. Anticipating that event, they allowed yields on most fixed income securities to decline during the final weeks of 2000. Since bond yields and bond prices move in opposite directions, bond prices experienced an unusually strong runup. The same thing happened after the Federal Reserve surprised most investors with a 0.50% rate reduction on January 3 and another on January 31.

     By February, however, the market had already factored in these and several more rate reductions. So, when the Fed clipped short-term rates four times between February and June, these later cuts had little impact on market performance. The market generally drifted through the final five months of the period, actually giving back a portion of its earlier gains. Some of this movement also was due to a change in the supply-demand relationship.

                        2 OPPENHEIMER MUNICIPAL BOND FUND

"We're pleased with the Fund's consistently high levels of income over the past year, and with several adjustments that reduced its overall volatility."

What happened to the balance of supply and demand?

With interest rates on the upswing before mid-2000, states weren't refunding old debt. And thanks to a booming economy that generated strong tax revenues to fund public projects, they weren't issuing new debt, either. The relatively short supply kept upward pressure on prices. However, once economic growth slackened and the Fed began trimming interest rates, the floodgates opened; new issuance is up dramatically in 2001.

   On the demand side of the relationship, investors backed away from municipals in the spring. By then, it looked like the equity markets would recover and yields on short- and intermediate-term municipals had declined so much that they were no longer as attractive. With more supply and less demand, prices were not as strong in the final months of the period.

How did you keep the current income high while yields were falling?

We've been very aggressive about analyzing the risks associated with different bonds, then structuring the portfolio to better balance those risks. As a result, we increased the Fund's focus on intermediate securities. These are generally less volatile than long-term issues, but they can provide yields that are nearly as great as those of long bonds. This emphasis really paid off in the last nine months, because intermediate bonds provided the best returns per unit of risk.

Did you do anything else to manage risk and enhance yield?

We became more selective about the high yield issues in the portfolio. Because they often are issued by corporations and backed by municipalities, high yield munis can be sensitive to corporate profit trends or specific issues affecting an industry. When the sluggish economy and rising energy prices put profit pressures on certain industries in the first half of the reporting period, the Fund's airline holdings were a drag on performance. However, after we weeded out the weaker issues, airlines became net contributors to overall performance.

                        3 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

---------------------------------

Average Annual
Total Returns

For the 1-Year Period
Ended 6/30/01/1/

Class A
1-Year      5-Year      10-Year
---------------------------------
2.73%       4.07%       5.72%

Class B                 Since
1-Year      5-Year      Inception
---------------------------------
1.94%       3.94%       4.38%

Class C                 Since
1-Year      5-Year      Inception
---------------------------------
5.95%       4.27%       4.46%

---------------------------------

Standardized Yields/2/

For the 30-Days Ended 7/31/01

Class A                 4.67%
---------------------------------
Class B                 4.14
---------------------------------
Class C                 4.14

---------------------------------

   One industry where selectivity made little difference was gypsum companies, which used to manufacture asbestos. Ever since the Dow-Corning bankruptcy (to which we have no exposure), bonds for even the best-managed of these companies have been devalued. We experienced difficulties with two specific issues and have taken every opportunity to pare back the Fund's exposure. At this juncture, we are comfortable that the exceptionally high yields from these two bonds are adequate compensation for any further price depreciation.

What is your outlook for the Fund?

We are uncertain about the direction of the economy in the near term and what the Fed will do next, so we've taken a neutral stance, emphasizing neither short- nor long-term securities. At the same time, we're positioning the Fund for an economic turnaround that could occur in six to 12 months. Our focus is on securities that can be easily traded as we move closer to an upturn. Also, we're cautiously adding compelling high yield issues--those that, in our opinion, may rebound once corporate profits improve. We believe this preparedness, and the Fund's continuing emphasis on current income, will make it part of The Right Way to Invest in the coming months.

1. See page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2001. Falling share prices will tend to artificially raise yields.

                        4 OPPENHEIMER MUNICIPAL BOND FUND

Top Five Industries/4/
----------------------------------------------------
Marine/Aviation Facilities                    14.8%
----------------------------------------------------
Electric Utilities                            13.5
----------------------------------------------------
General Obligation                            13.1
----------------------------------------------------
Highways/Railways                              8.1
----------------------------------------------------
Single Family Housing                          6.8

Credit Allocation/3/

[CHART]

AAA           55.3%
AA            11.2
A              7.8
BBB           14.7
BB             9.5
B              1.4
D              0.1

3. Portfolio data is subject to change. Percentages are as of July 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 9.3% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of July 31, 2001, and are based on total market value of investments.

                        5 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended July 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended July 31, 2001, Oppenheimer Municipal Bond Fund performance was positively impacted by favorable conditions in U.S. municipal markets, brought on by a weak economy and a reduction in interest rates. Nonetheless, the Fund under-performed the average general municipal fund, as measured by Lipper, Inc. Aggressive easing of credit by the Federal Reserve--reducing the federal funds rate from 6.5% to 3.75% in just six months--sparked a municipal market rally in mid-year. Despite an increase in the supply of municipal bonds later in the reporting period and a general downward trend in prices as it became apparent that the economy could be headed for a recovery, overall results for the 12-month period were positive, for both the market and the Fund. The Fund generated high current yields throughout the period, partly because after-tax yields on municipal securities were consistently above historical norms. Also aiding the Fund's results were an emphasis on intermediate-term securities; increased use of call-protected bonds; and, as the period progressed, an increasingly selective approach to high yield securities. Detracting from performance were several bonds issued by asbestos-producing companies.

Comparing the Fund's performance to the market.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on

                        6 OPPENHEIMER MUNICIPAL BOND FUND

March 16, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                        7 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                                    [CHART]

                   Value of Investment      Lehman Brothers
Date       Yrs.    In Fund                  Municipal Bond Index

12/31/91                   9,525                   10,000
03/31/92                   9,512                   10,030
06/30/92                   9,936                   10,410
09/30/92                  10,164                   10,687
12/31/92                  10,451                   10,882
03/31/93                  10,794                   11,286
06/30/93                  11,190                   11,655
09/30/93                  11,696                   12,049
12/31/93                  11,836                   12,218
03/31/94                  11,065                   11,548
06/30/94                  10,994                   11,675
09/30/94                  11,021                   11,755
12/31/94                  10,748                   11,587
03/31/95                  11,670                   12,406
06/30/95                  11,889                   12,704
09/30/95                  12,117                   13,069
12/31/95                  12,713                   13,609
03/31/96                  12,602                   13,445
06/30/96                  12,647                   13,548
07/31/96 (1)              12,810                   13,671
10/31/96                  13,134                   14,015
01/31/97                  13,369                   14,239
04/30/97                  13,450                   14,297
07/31/97                  14,215                   15,073
10/31/97                  14,309                   15,206
01/31/98                  14,787                   15,678
04/30/98                  14,682                   15,626
07/31/98                  15,004                   15,976
10/31/98                  15,368                   16,425
01/31/99                  15,693                   16,720
04/30/99                  15,710                   16,712
07/31/99                  15,389                   16,435
10/31/99                  14,815                   16,134
01/31/00                  14,521                   16,113
04/30/00                  14,916                   16,558
07/31/00                  15,258                   17,144
10/31/00                  15,536                   17,507
01/31/01                  16,013                   18,254
04/30/01                  15,876                   18,276
07/31/01 9.59             16,483                   18,872

Average Annual Total Return of Class A Shares of the Fund at 7/31/01/2/
1-Year 2.90%               5-Year 4.15%               10-Year 5.73%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                   Value of Investment      Lehman Brothers
Date       Yrs.    In Fund                  Municipal Bond Index

03/16/93                  10,000                   10,000
03/31/93                   9,973                   10,000
06/30/93                  10,300                   10,327
09/30/93                  10,733                   10,676
12/31/93                  10,839                   10,826
03/31/94                  10,112                   10,232
06/30/94                  10,038                   10,345
09/30/94                  10,032                   10,416
12/31/94                   9,765                   10,267
03/31/95                  10,583                   10,992
06/30/95                  10,762                   11,257
09/30/95                  10,948                   11,581
12/31/95                  11,454                   12,059
03/31/96                  11,333                   11,914
06/30/96                  11,353                   12,005
07/31/96 (1)              11,504                   12,113
10/31/96                  11,760                   12,419
01/31/97                  11,948                   12,617
04/30/97                  11,999                   12,668
07/31/97                  12,659                   13,355
10/31/97                  12,718                   13,473
01/31/98                  13,119                   13,892
04/30/98                  13,001                   13,846
07/31/98                  13,260                   14,156
10/31/98                  13,556                   14,553
01/31/99                  13,816                   14,815
04/30/99                  13,823                   14,808
07/31/99                  13,540                   14,563
10/31/99                  13,036                   14,296
01/31/00                  12,777                   14,278
04/30/00                  13,124                   14,672
07/31/00                  13,425                   15,191
10/31/00                  13,670                   15,512
01/31/01                  14,090                   16,175
04/30/01                  13,969                   16,194
07/31/01 8.38             14,503                   16,722

Average Annual Total Return of Class B Shares of the Fund at 7/31/01/2/
1-Year 2.23%             5-Year 4.02%            Since Inception 4.54%

1. The Fund changed its fiscal year end from 12/31 to 7/31.
2. See page 10 for details.

                        8 OPPENHEIMER MUNICIPAL BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                    Value of Investment         Lehman Brothers
Date       Yrs.     In Fund                     Municipal Bond Index

08/29/95                  10,000                      10,000
09/30/95                  10,097                      10,063
12/31/95                  10,564                      10,479
03/31/96                  10,450                      10,353
06/30/96                  10,467                      10,432
07/31/96 (1)              10,606                      10,526
10/31/96                  10,842                      10,791
01/31/97                  11,015                      10,963
04/30/97                  11,061                      11,008
07/31/97                  11,669                      11,605
10/31/97                  11,723                      11,708
01/31/98                  12,093                      12,072
04/30/98                  11,984                      12,032
07/31/98                  12,223                      12,301
10/31/98                  12,495                      12,647
01/31/99                  12,736                      12,874
04/30/99                  12,725                      12,868
07/31/99                  12,440                      12,655
10/31/99                  11,953                      12,423
01/31/00                  11,692                      12,407
04/30/00                  11,988                      12,750
07/31/00                  12,240                      13,201
10/31/00                  12,439                      13,480
01/31/01                  12,798                      14,055
04/30/01                  12,664                      14,072
07/31/01 5.93             13,124                      14,531

Average Annual Total Return of Class C Shares of the Fund at 7/31/01/2/
1-Year 6.23%   5-Year 4.35%   Since Inception 4.70%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/91 for Class A, 3/31/93 for Class B and begins on 8/31/95 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                        9 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, contact your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 10/27/76. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                       10 OPPENHEIMER MUNICIPAL BOND FUND

                                                                      Financials

                       11 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
=======================================================================================================================
Municipal Bonds and Notes--100.1%
-----------------------------------------------------------------------------------------------------------------------
Alaska--1.4%
AK IDV & Export Authority Power RB, Snettisham
Power, Prerefunded, Series 1, AMBAC Insured,
5.50%, 1/1/16                                                     Aaa/AAA/AAA           $   80,000         $   87,658
-----------------------------------------------------------------------------------------------------------------------
AK IDV & Export Authority Power RB, Snettisham
Power, Prerefunded, Series 1, AMBAC Insured,
5.50%, 1/1/17                                                     Aaa/AAA/AAA               90,000             98,616
-----------------------------------------------------------------------------------------------------------------------
AK Northern Tobacco Securitization Corp.
Tobacco Settlement Asset Backed RB, 6.50%, 6/1/31                    Aa3/A/A+            5,000,000          5,258,150
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
5.625%, 9/1/13                                                    Aaa/AAA/AAA            1,000,000          1,082,820
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/19                                                        Aaa/AAA/AAA            1,000,000          1,091,650
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/24                                                        Aaa/AAA/AAA            1,500,000          1,627,995
                                                                                                           ------------
                                                                                                            9,246,889

-----------------------------------------------------------------------------------------------------------------------
Arizona--1.1%
AZ Educational LMC RRB, Series B, 7%, 3/1/05                           Aa2/NR            1,090,000          1,117,348
-----------------------------------------------------------------------------------------------------------------------
Central AZ Irrigation & Drainage District GORB,
Series A, 6%, 6/1/13                                                    NR/NR            1,080,950          1,000,138
-----------------------------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB, Sierra Winds Life, Series A,
6.375%, 8/15/29                                                         NR/NR            5,000,000          4,329,400
-----------------------------------------------------------------------------------------------------------------------
University of AZ COP, University Parking & Student
Housing, AMBAC Insured, 5.75%, 6/1/19                             Aaa/AAA/AAA            1,000,000          1,064,370
                                                                                                           ------------
                                                                                                            7,511,256

-----------------------------------------------------------------------------------------------------------------------
California--7.0%
CA Foothill/Eastern Corridor Agency Toll Road RRB,
Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32                    Aaa/AAA/BBB            3,000,000          3,455,640
-----------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road RRB,
5.75%, 1/15/40                                                  Baa3/BBB-/BBB            5,000,000          5,033,050
-----------------------------------------------------------------------------------------------------------------------
CA HFA RB, 10.114%, 2/1/25/1,2/                                         NR/NR            2,380,000          2,540,555
-----------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%, 8/1/14                                    Aa2/AA-            5,000,000          5,254,800
-----------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, Inverse Floater, 7.98%, 11/1/15/3/                              A1/NR            1,500,000          1,545,000
-----------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, MBIA Insured, 6.50%, 8/1/12                                   Aaa/AAA            1,000,000          1,160,620
-----------------------------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL REF Bonds, Transportation
District Project No. 3, 6.90%, 11/1/07                                  NR/A-              500,000            526,640
-----------------------------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity, Series A,
8.30%, 6/1/13                                                         Aaa/AAA            7,000,000          9,338,770
-----------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                               Aaa/AAA            6,000,000          7,725,060
-----------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP, 6.37%, 7/1/22/2/             Aaa/AAA            3,000,000          3,409,440

                       12 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------
California Continued
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 8.55%, 6/1/19/3/                   Aaa/AAA/AAA          $ 6,000,000        $ 6,442,500
-----------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13                                         Aaa/AAA/A            1,000,000          1,200,880
                                                                                                          -------------
                                                                                                           47,632,955
-----------------------------------------------------------------------------------------------------------------------
Colorado--2.3%
CO HFA RRB, Single Family Program, Series B-2,
7.10%, 4/1/17                                                          Aa2/AA            1,520,000          1,774,007
-----------------------------------------------------------------------------------------------------------------------
CO HFAU RRB, Unrefunded Balance, 6.625%, 2/1/22                     Baa2/BBB+            5,000,000          5,113,150
-----------------------------------------------------------------------------------------------------------------------
CO Housing FAU SFM RB, Sr. Lien, Series C-2,
6.875%, 11/1/28                                                        Aa2/NR            1,685,000          1,830,078
-----------------------------------------------------------------------------------------------------------------------
CO Resource & Power DA Small Water Resource RB,
Series A, FGIC Insured, 5.80%, 11/1/20                            Aaa/AAA/AAA            1,000,000          1,076,310
-----------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 8.548%, 11/15/16/1,2/               NR/NR            1,500,000          1,742,475
-----------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 8.548%, 11/15/18/1,2/               NR/NR            1,000,000          1,147,750
-----------------------------------------------------------------------------------------------------------------------
Douglas & Elbert Cntys., CO SDI No. RE-1, Improvement
GOB, Series A, MBIA Insured, 8%, 12/15/09                             Aaa/AAA            1,000,000          1,273,540
-----------------------------------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority,
CO RB, Series A, AMBAC Insured, 5.125%, 6/15/31                   Aaa/AAA/AAA            2,000,000          1,975,760
                                                                                                          -------------
                                                                                                           15,933,070
-----------------------------------------------------------------------------------------------------------------------
Connecticut--4.3%
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.40%, 9/1/11/1/                               Aaa/AAA            7,435,000          8,578,354
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.40%, 9/1/11/1/                      Baa2/BBB-            7,565,000          8,163,165
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RRB,
Sub. Lien, Series B, 5.75%, 9/1/27/1/                                 Baa3/NR           11,900,000         11,824,554
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RRB,
Subseries B, Zero Coupon, 6.11%, 9/1/16/1,4/                        Baa3/BBB-            2,000,000            812,760
                                                                                                          -------------
                                                                                                           29,378,833

-----------------------------------------------------------------------------------------------------------------------
Florida--1.9%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services
Project, 8%, 6/1/22                                                     NR/NR            2,690,000          2,787,781
-----------------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07                             Aa2/AA+              750,000            900,112
-----------------------------------------------------------------------------------------------------------------------
FL HFA MH RRB, Series C, 6%, 8/1/11                                    NR/AAA            1,000,000          1,078,300
-----------------------------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14                               Aa1/AAA              570,000            604,513
-----------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST Bonds, Series A,
6.30%, 5/1/02                                                           NR/NR              703,000            705,221
-----------------------------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05                                                 NR/NR            1,265,000          1,273,438
-----------------------------------------------------------------------------------------------------------------------
Highlands Cnty., FL HFAU RB, Adventist/Sunbelt,
Series A, 6%, 11/15/31/8/                                             Baa1/A-            2,500,000          2,544,125

                       13 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------
Florida Continued
Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 8.87%, 3/26/20/3/                      Aaa/AAA          $ 1,000,000        $ 1,070,000
-----------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                                          Aaa/NR            1,585,000          1,739,870
                                                                                                          -------------
                                                                                                           12,703,360

-----------------------------------------------------------------------------------------------------------------------
Georgia--3.7%
GA MEAU RRB, Project One, Series X, MBIA Insured,
6.50%, 1/1/12                                                         Aaa/AAA              500,000            579,835
-----------------------------------------------------------------------------------------------------------------------
GA MEAU SPO REF Bonds, Series Y, MBIA Insured,
6.50%, 1/1/17                                                     Aaa/AAA/AAA           11,750,000         14,014,812
-----------------------------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy Paper Inc.
Project, 7.40%, 1/1/16                                                  NR/NR            4,245,000          4,335,546
-----------------------------------------------------------------------------------------------------------------------
Savannah, GA EDAU RB, College of Art & Design
Project, 6.90%, 10/1/29                                               NR/BBB-            5,880,000          6,198,578
                                                                                                          -------------
                                                                                                           25,128,771

-----------------------------------------------------------------------------------------------------------------------
Hawaii--1.3%
HI Airport System RB, 8.548%, 7/1/20/1,2/                               NR/NR            5,000,000          5,809,800
-----------------------------------------------------------------------------------------------------------------------
HI Airport System RRB, Series B, 6.625%, 7/1/18                   Aaa/AAA/AAA            1,500,000          1,689,555
-----------------------------------------------------------------------------------------------------------------------
HI Budget & Finance Department Special
Purpose RRB, Hawaiian Electric Co., Inc., Series D,
AMBAC Insured, 6.15%, 1/1/20                                      Aaa/AAA/AAA            1,000,000          1,081,290
                                                                                                          -------------
                                                                                                            8,580,645

-----------------------------------------------------------------------------------------------------------------------
Illinois--3.5%
Chicago, IL GOUN, Series A, FGIC Insured,
6.75%, 1/1/35                                                     Aaa/AAA/AAA            2,000,000          2,400,520
-----------------------------------------------------------------------------------------------------------------------
Chicago, IL O'Hare International Airport RB,
Passenger Facilities-B, Second Lien, AMBAC Insured,
5%, 1/1/26                                                        Aaa/AAA/AAA            1,125,000          1,093,275
-----------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No. 508
Chicago COP, FGIC Insured, 8.75%, 1/1/05                          Aaa/AAA/AAA              500,000            581,925
-----------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL RB, FGIC Insured, 5.50%, 11/15/22                  Aaa/AAA/AAA            4,000,000          4,057,840
-----------------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                                     Aaa/AAA/AAA            7,500,000          9,419,250
-----------------------------------------------------------------------------------------------------------------------
McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN, FGIC Insured,
Zero Coupon, 5.62%, 1/1/19/4/                                     Aaa/AAA/AAA            4,000,000          1,594,800
-----------------------------------------------------------------------------------------------------------------------
McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN, FGIC Insured,
Zero Coupon, 5.66%, 1/1/20/4/                                     Aaa/AAA/AAA            2,500,000            938,725
-----------------------------------------------------------------------------------------------------------------------
IL Metropolitan Pier & Exposition Authority RB,
Hospitality Facilities, McCormick Plaza Convention
Center, Escrowed to Maturity, 7%, 7/1/26                           Aaa/AAA/A+            3,000,000          3,851,790
                                                                                                          -------------
                                                                                                           23,938,125

                       14 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
----------------------------------------------------------------------------------------------------------------------
Indiana--3.8%
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17                                Baa2/BBB          $15,500,000        $16,505,950
----------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF United
Airlines Project, Series A, 6.50%, 11/15/31/5/                        Ba1/BB+            7,750,000          7,385,517
----------------------------------------------------------------------------------------------------------------------
Merrillville, IN Multi School Building Corp. RRB,
First Meeting, MBIA Insured, 5%, 1/5/21                           Aaa/AAA/AAA            2,000,000          1,983,960
                                                                                                          ------------
                                                                                                           25,875,427

----------------------------------------------------------------------------------------------------------------------
Kansas--0.2%
KS Development FAU RRB, State Projects,
5.50%, 3/1/16                                                     Aaa/AAA/AAA            1,185,000          1,256,017
----------------------------------------------------------------------------------------------------------------------
Kentucky--0.3%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22                                            Baa3/BBB-            2,290,000          2,241,658
----------------------------------------------------------------------------------------------------------------------
Louisiana--1.6%
New Orleans, LA Home Mtg. Authority SPO REF
Bonds, Escrowed to Maturity, 6.25%, 1/15/11                            Aaa/NR            9,500,000         10,918,635
----------------------------------------------------------------------------------------------------------------------
Massachusetts--3.5%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                                       Aaa/AAA/AAA              430,000            439,881
----------------------------------------------------------------------------------------------------------------------
MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured,
6.25%, 8/15/14                                                        Aaa/AAA            1,000,000          1,098,130
----------------------------------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                                                     Aaa/AAA/AAA            1,750,000          1,843,117
----------------------------------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37                      Aaa/AAA/AAA            6,000,000          5,736,420
----------------------------------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                                     Aa3/AA/AA-           12,225,000         14,814,866
                                                                                                          ------------
                                                                                                           23,932,414

----------------------------------------------------------------------------------------------------------------------
Michigan--6.7%
Chippewa Valley, MI School GOUN, School
Building & Site, Series I, 5%, 5/1/26                                 Aaa/AAA            2,250,000          2,216,835
----------------------------------------------------------------------------------------------------------------------
Detroit, MI GOB, Series B, MBIA Insured, 6%, 4/1/17               Aaa/AAA/AAA            3,035,000          3,352,673
Detroit, MI Sewage Disposal RB, Prerefunded,
----------------------------------------------------------------------------------------------------------------------
FGIC Insured, Inverse Floater, 8.63%, 7/1/23/3/                   Aaa/AAA/AAA           10,100,000         11,349,875
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RRB, Unrefunded
Balance, FGIC Insured, Inverse Floater, 8.63%, 7/1/23/3/          Aaa/AAA/AAA            3,100,000          3,235,625
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Prerefunded,
FGIC Insured, Inverse Floater, 9.98%, 7/1/22/3/                   Aaa/AAA/AAA            3,700,000          4,060,750
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Unrefunded
Balance, FGIC Insured, Inverse Floater, 9.98%, 7/1/22/3/          Aaa/AAA/AAA            1,500,000          1,612,500
----------------------------------------------------------------------------------------------------------------------
Howell, MI Public Schools RB, MBIA Insured,
5.875%, 5/1/19                                                    Aaa/AAA/AAA            1,850,000          2,075,792

                       15 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------
Michigan Continued
MI Building Authority RRB, Series I, MBIA-IBC
Insured, 6.25%, 10/1/20                                           Aaa/AAA/AAA          $ 1,815,000        $ 1,861,900
-----------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured, Inverse Floater,
9.53%, 2/15/22/3,5/                                               Aaa/AAA/AAA            5,000,000          5,287,500
-----------------------------------------------------------------------------------------------------------------------
Wayne Cnty., MI SPF Airport RRB, Northwest
Airlines, Inc., Series 1995, 6.75%, 12/1/15                             NR/NR           10,435,000         10,486,966
                                                                                                          -------------
                                                                                                           45,540,416

-----------------------------------------------------------------------------------------------------------------------
Minnesota--0.6%
Minneapolis/St. Paul, MN Metro Airports
Commission SPF RB, Northwest Airlines,
Series B, 6.50%, 4/1/25                                                 NR/NR            1,000,000          1,006,350
-----------------------------------------------------------------------------------------------------------------------
Minneapolis/St. Paul, MN Metro Airports
Commission SPF RB, Northwest Airlines,
Series C, FGIC Insured, 5.125%, 1/1/20                            Aaa/AAA/AAA            3,000,000          3,024,390
                                                                                                          -------------
                                                                                                            4,030,740

-----------------------------------------------------------------------------------------------------------------------
Missouri--1.1%
MO Development Finance Board Infrastructure
Facilities RRB, Midtown Redevelopment Project,
Series A, MBIA Insured, 5.75%, 4/1/22                             Aaa/AAA/AAA            1,000,000          1,066,270
-----------------------------------------------------------------------------------------------------------------------
St. Louis, MO Airport RB, Airport Development
Project, Series A, MBIA Insured, 5.25%, 7/1/31                    Aaa/AAA/AAA            5,000,000          5,047,900
-----------------------------------------------------------------------------------------------------------------------
St. Louis, MO IDAU RB, St. Louis Convention,
Sr. Lien, Series A, 6.875%, 12/15/20                                  Baa3/NR            1,500,000          1,560,975
                                                                                                          -------------
                                                                                                            7,675,145

-----------------------------------------------------------------------------------------------------------------------
Nevada--0.8%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport Project,
Series B, MBIA Insured, 6.50%, 7/1/12                                 Aaa/AAA            2,000,000          2,097,760
-----------------------------------------------------------------------------------------------------------------------
Washoe Cnty., NV SDI RB, FSA Insured,
5.875%, 6/1/20                                                    Aaa/AAA/AAA            3,175,000          3,403,537
                                                                                                          -------------
                                                                                                            5,501,297

-----------------------------------------------------------------------------------------------------------------------
New Hampshire--0.2%
NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19                         Aa2/NR              660,000            683,509
-----------------------------------------------------------------------------------------------------------------------
NH Turnpike System RRB, Series A, FGIC Insured,
6.75%, 11/1/11                                                    Aaa/AAA/AAA              500,000            565,610
                                                                                                          -------------
                                                                                                            1,249,119

-----------------------------------------------------------------------------------------------------------------------
New Jersey--5.7%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23                                                          NR/NR            2,000,000          1,694,600
-----------------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19                                                         Ba2/BB           12,880,000         12,538,809

                       16 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------
New Jersey Continued
NJ Transportation COP, Series 15, AMBAC Insured,
7.65%, 9/15/15/2/                                                      NR/AAA          $ 3,250,000        $ 4,022,753
-----------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                                  A3/A-/A           16,150,000         19,121,762
-----------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16                    Aaa/AAA            1,100,000          1,319,087
                                                                                                          -------------
                                                                                                           38,697,011

-----------------------------------------------------------------------------------------------------------------------
New York--5.6%
NYC GOB, Inverse Floater, 8.39%, 8/27/15/3/                           A2/A/A+            3,050,000          3,248,250
-----------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15                           Aaa/A/A+            7,980,000          8,099,700
-----------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, 5.50%, 6/15/33                                   Aa2/AA/AA            3,850,000          4,008,967
-----------------------------------------------------------------------------------------------------------------------
NYS DA RB, SUEFS, FGIC Insured, 5.25%, 5/15/18                    Aaa/AAA/AAA            1,000,000          1,032,790
-----------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06                               A3/A            4,000,000          4,392,040
-----------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08                                A3/A            2,000,000          2,173,980
-----------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/17                                      Aaa/AAA/AAA            1,000,000          1,120,670
-----------------------------------------------------------------------------------------------------------------------
NYS Tollway Authority Highway & Bridge Trust
Fund RB, Series A, FSA Insured, 6%, 4/1/16                        Aaa/AAA/AAA            1,000,000          1,115,300
-----------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series C, 5.875%, 1/1/19                              Aaa/AAA/AAA            5,000,000          5,407,700
-----------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB, 6.25%, 7/15/27                                   Aa1/A/A+            1,750,000          1,861,493
-----------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                         Aa2/A/A+            5,000,000          5,307,600
                                                                                                          -------------
                                                                                                           37,768,490

-----------------------------------------------------------------------------------------------------------------------
Ohio--2.5%
Cleveland, OH PPS RB, First Mtg., Prerefunded,
Series A, MBIA Insured, 7%, 11/15/16                                  Aaa/AAA            1,100,000          1,248,324
-----------------------------------------------------------------------------------------------------------------------
Cleveland, OH PPS RB, First Mtg., Unrefunded
Balance, Series A, MBIA Insured, 7%, 11/15/16                         Aaa/AAA              900,000          1,021,968
-----------------------------------------------------------------------------------------------------------------------
Mahoning Valley, OH Sanitary Distilled Water RRB,
FSA Insured, 5.75%, 11/15/16                                      Aaa/AAA/AAA            1,450,000          1,565,870
-----------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                                           NR/NR            2,500,000          1,834,225
-----------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20                   Baa3/BB+            6,500,000          6,602,635
-----------------------------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
10.785%, 3/1/31/3,5/                                                  Aaa/AAA            2,430,000          2,530,238
-----------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels, Inc.
Project, 9%, 6/1/21/5,6/                                                NR/NR            7,800,000            390,000
-----------------------------------------------------------------------------------------------------------------------
Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10                                                   Aaa/AAA/AAA              500,000            586,215
-----------------------------------------------------------------------------------------------------------------------
Summit Cnty., OH RB, FGIC Insured, 6.25%, 12/1/21                 Aaa/AAA/AAA            1,270,000          1,428,052
                                                                                                          -------------
                                                                                                           17,207,527

                       17 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/                                  Market
                                                                    S&P/Fitch            Principal              Value
                                                                  (Unaudited)               Amount         See Note 1
----------------------------------------------------------------------------------------------------------------------
Oklahoma--0.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC Insured,
7%, 8/15/05                                                       Aaa/AAA/AAA          $ 2,000,000        $ 2,265,920
----------------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport Trust RB, American
Airlines Project, 6.25%, 6/1/20                                     Baa3/BBB-            2,820,000          2,835,002
                                                                                                          ------------
                                                                                                            5,100,922

----------------------------------------------------------------------------------------------------------------------
Pennsylvania--10.5%
Allegheny Cnty., PA HDAU RB, Health System,
Series B, 9.25%, 11/15/30                                            B1/B+/B+            8,000,000          8,294,720
----------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU RRB, Villa St. Joseph HCF,
6%, 8/15/28                                                             NR/NR            2,000,000          1,674,580
----------------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 9.62%, 11/10/20/3/                               Aaa/AAA/AAA            1,000,000          1,130,000
----------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/19                                   NR/NR            1,250,000          1,141,038
----------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/24                                   NR/NR            1,500,000          1,346,955
----------------------------------------------------------------------------------------------------------------------
PA Convention Center RRB, Series A,
MBIA-IBC Insured, 6.75%, 9/1/19                                   Aaa/AAA/AAA            1,150,000          1,272,349
----------------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                                               NR/NR            4,000,000          2,818,080
----------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                                        NR/BBB-            3,000,000          3,102,690
----------------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 9.32%, 3/1/22/3/                  Aaa/AAA/AAA           18,750,000         20,156,250
----------------------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13                                 Aa3/AA-              750,000            774,405
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RRB, FGIC Insured,
5.375%, 6/15/12                                                   Aaa/AAA/AAA            3,130,000          3,296,735
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, Series 3,
FSA Insured, 5.125%, 8/1/31                                       Aaa/AAA/AAA            2,000,000          1,969,860
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB,
Temple University Children's Medical,
Series A, 5.625%, 6/15/19                                            Baa2/BBB            1,200,000          1,078,164
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB,
The Philadelphia Protestant Home Project,
Series A, 6.50%, 7/1/27                                                 NR/NR            3,380,000          3,063,463
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist
Home of Philadelphia, Series A, 5.50%, 11/15/18                         NR/NR            1,670,000          1,394,467
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 9.37%, 9/1/20/3/                       Aaa/AAA            1,900,000          2,071,000
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                                        Aaa/AAA/AAA            7,600,000          9,345,036
----------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB,
Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10                                          NR/NR            7,385,000          7,432,781
                                                                                                          ------------
                                                                                                           71,362,573

                       18 OPPENHEIMER MUNICIPAL BOND FUND

                                                            Ratings:
                                                            Moody's/                          Market
                                                           S&P/Fitch       Principal           Value
                                                         (Unaudited)          Amount      See Note 1
-------------------------------------------------------------------------------------------------------
South Carolina--1.8%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16                    Aaa/AAA/AAA    $    285,000     $   339,760
-------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16                    Aaa/AAA/AAA       1,715,000       2,032,549
-------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Management Authority RB,
Series 850-B, 8.597%, 5/15/28/1,2/                             NR/NR       3,500,000       3,858,925
-------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Management Authority RB,
Series B, 6.375%, 5/15/28                                    A1/A/A+       5,500,000       5,788,750
                                                                                         --------------
                                                                                          12,019,984

-------------------------------------------------------------------------------------------------------
Texas--18.6%
AAAU TX SPF RB, American Airlines, Inc. Project,
7%, 12/1/11                                                Baa3/BBB-       3,000,000       3,317,160
-------------------------------------------------------------------------------------------------------
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11/4/                                         Aaa/NR/AAA       1,585,000         969,402
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14/4,7/                             Aaa/AAA      15,710,000       8,478,216
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15/4/                               Aaa/AAA      15,000,000       7,605,450
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16/4/                               Aaa/AAA      16,240,000       7,742,907
-------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International
Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30                                             Baa3/BBB-       8,000,000       8,365,040
-------------------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                                          Aaa/AAA/AAA       1,800,000       1,838,664
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                                  Aa1/AA+         215,000         227,653
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                           Aa1/AA+         785,000         826,982
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road, Sub. Lien,
6.75%, 8/1/14                                                Aa1/AA+       1,000,000       1,020,000
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital District Mtg. RRB, Jr. Lien,
Unrefunded Balance, 7.40%, 2/15/10                       Aaa/AAA/AAA       2,000,000       2,352,300
-------------------------------------------------------------------------------------------------------
Hays, TX ISD CAP GOUN, Zero Coupon,
6.03%, 8/15/20/4/                                        Aaa/AAA/AAA       5,370,000       1,824,189
-------------------------------------------------------------------------------------------------------
Houston, TX Airport System RB, SPF Continental
Airlines, Series E, 6.75%, 7/1/21/8/                      Ba2/BB/BB+       4,000,000       3,956,560
-------------------------------------------------------------------------------------------------------
Houston, TX Airport System RRB, Sub. Lien,
Series B, FSA Insured, 5.50%, 7/1/30                     Aaa/AAA/AAA       5,000,000       5,125,450
-------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                           A2/A+/A+         995,000       1,056,581
-------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                           A2/A+/A+         440,000         454,018

                       19 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                             Ratings:
                                                             Moody's/                            Market
                                                            S&P/Fitch         Principal           Value
                                                          (Unaudited)            Amount      See Note 1
---------------------------------------------------------------------------------------------------------
Texas Continued
Houston, TX WSS RRB, Jr. Lien, Series B,
FGIC Insured, 5.25%, 12/1/23                              Aaa/AAA/AAA    $    4,000,000   $   4,024,640
---------------------------------------------------------------------------------------------------------
Lower Colorado River Authority, TX RRB,
Series A, 5.875%, 5/15/17                                 Aaa/AAA/AAA         1,625,000       1,757,860
---------------------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDAU Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30                                                 Aaa/AAA         1,000,000       1,059,240
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.30%, 5/15/06                                                Aa3/AA-           290,000         303,819
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.40%, 5/15/08                                                Aa3/AA-           480,000         503,242
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.25%,                      NR/NR         2,000,000       1,977,760
11/15/19
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.50%,                      NR/NR         3,000,000       3,006,090
11/15/29
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.30%, 5/15/06                                      Aa3/AA-         2,710,000       2,813,061
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.40%, 5/15/08                                      Aa3/AA-         4,520,000       4,695,376
---------------------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB, Retama
Racetrack, Escrowed to Maturity, Series A,
10%, 12/15/19                                                 Aaa/AAA         4,880,000       7,892,180
---------------------------------------------------------------------------------------------------------
Rio Grande Valley, TX HFDC Retirement Facilities RB,
Golden Palms, Series B, MBIA Insured,                         Aaa/AAA         2,000,000       2,106,580
6.40%, 8/1/12
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.95%, 9/1/13/4/                                            Aaa/AAA/A         6,900,000       3,853,305
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.93%, 9/1/14/4/                                            Aaa/AAA/A        17,500,000       9,194,675
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.85%, 9/1/15/4/                                            Aaa/AAA/A        10,000,000       4,933,700
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.98%, 9/1/16/4/                                            Aaa/AAA/A        39,990,000      18,544,963
---------------------------------------------------------------------------------------------------------
TX United Independent SDI GOUN,
5.125%, 8/15/26                                               Aaa/AAA         4,295,000       4,223,531
                                                                                          ---------------
                                                                                            126,050,594

---------------------------------------------------------------------------------------------------------
Vermont--0.1%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29                                                   A1/A         1,010,000       1,021,605
---------------------------------------------------------------------------------------------------------
Virginia--1.6%
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.60%, 8/15/05/4/                                              Ba1/NR         2,300,000       1,729,462
---------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.75%, 8/15/07/4/                                              Ba1/NR         2,800,000       1,820,756
---------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.80%, 8/15/08/4/                                              Ba1/NR         3,000,000       1,816,620

                       20 OPPENHEIMER MUNICIPAL BOND FUND

                                                        Ratings:
                                                        Moody's/                              Market
                                                       S&P/Fitch           Principal           Value
                                                     (Unaudited)              Amount      See Note 1
------------------------------------------------------------------------------------------------------
Virginia Continued
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.85%, 8/15/09/4/                                         Ba1/NR      $    3,100,000     $ 1,748,059
------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/22/4/        NR/A/A          14,900,000       3,743,178
                                                                                         -------------
                                                                                          10,858,075

------------------------------------------------------------------------------------------------------
Washington--5.1%
Clark Cnty., WA Public Utility District No. 001
Generating System RRB, FSA Insured,
5.125%, 1/1/20                                       Aaa/AAA/AAA           2,730,000       2,731,911
------------------------------------------------------------------------------------------------------
Mason Cnty., WA SDI No. 309 Shelton GOUN,
FGIC Insured, 5.125%, 12/1/20                         Aaa/NR/AAA           1,750,000       1,751,260
------------------------------------------------------------------------------------------------------
Snohomish Cnty., WA GOLB, MBIA Insured,
5.25%, 12/1/26                                       Aaa/AAA/AAA           3,000,000       3,003,330
------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured,
Zero Coupon, 5.34%, 1/1/18/4/                        Aaa/AAA/AAA           8,000,000       3,411,280
------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured,
Zero Coupon, 5.40%, 1/1/19/4/                        Aaa/AAA/AAA           7,930,000       3,183,181
------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No. 1, 5.40%, 7/1/12                                  Aa1/AA-/AA          20,000,000      20,473,400
                                                                                         -------------
                                                                                          34,554,362

------------------------------------------------------------------------------------------------------
West Virginia--0.6%
WV Parkways ED & Tourism Authority RB,
FGIC Insured, Inverse Floater, 8.74%, 5/16/19/3/     Aaa/AAA/AAA           3,600,000       3,793,500
------------------------------------------------------------------------------------------------------
Wisconsin--0.3%
WI Health & Educational FA RB, Aurora Medical
Group, Inc. Project, FSA Insured, 6%, 11/15/11           Aaa/AAA           1,370,000       1,556,402
------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                                   Aa2/AA             235,000         241,545
                                                                                         -------------
                                                                                           1,797,947

------------------------------------------------------------------------------------------------------
District of Columbia--0.5%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 5.25%, 8/15/12                   Aaa/AAA           1,000,000       1,047,850
------------------------------------------------------------------------------------------------------
DC RRB, Prerefunded, Series A-1, MBIA Insured,
6%, 6/1/11                                           Aaa/AAA/AAA             100,000         114,069
------------------------------------------------------------------------------------------------------
DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11                             Aaa/AAA/AAA           1,900,000       2,164,024
                                                                                         -------------
                                                                                           3,325,943

------------------------------------------------------------------------------------------------------
U.S. Possessions--1.1%
PR CMWLTH REF GOUN, Series 312,
FSA Insured, 8.972%, 7/1/20/1,2/                          Aaa/NR           5,000,000       5,400,000
------------------------------------------------------------------------------------------------------
PR Municipal FAU GOB, 8.37%, 8/1/15/1,2/                   NR/NR           1,500,000       1,846,320
                                                                                           7,246,320

                       21 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
                                                                     See Note 1
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $646,314,106)        100.1%     $ 679,079,625
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   (0.1)          (740,805)
                                                       -------------------------
Net Assets                                             100.0%     $ 678,338,820
                                                       =========================

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AAAU      Alliance Airport Authority, Inc.
AB        Airport Board
BOE       Board of Education
CAP       Capital Appreciation
CD        Commercial Development
CDD       Community Development District
CMWLTH    Commonwealth
COP       Certificates of Participation
DA        Dormitory Authority
DAU       Development Authority
ED        Economic Development
EDAU      Economic Development Authority
EDFAU     Economic Development Finance Authority
FA        Facilities Authority
FAU       Finance Authority
GOB       General Obligation Bonds
GORB      General Obligation Refunding Bonds
GORRB     General Obligation Revenue Refunding Bonds
GOLB      General Obligation Limited Bonds
GOUN      General Obligation Unlimited Nts.
HCF       Health Care Facilities
HDAU      Hospital Development Authority
HEAA      Higher Education Assistance Agency
HEFAU     Higher Educational Facilities Authority
HF        Health Facilities
HFA       Housing Finance Agency
HFAU      Health Facilities Authority
HFDC      Health Facilities Development Corp.
IDV       Industrial Development
IDAU      Industrial Development Authority
ISD       Independent School District
LMC       Loan Marketing Corp.
MEAU      Municipal Electric Authority
MH        Multifamily Housing
MPA       Municipal Power Agency
MTAU      Metropolitan Transportation Authority
MUD       Municipal Utility District
MWFAU     Municipal Water Finance Authority
NYC       New York City
NYS       New York State
PC        Pollution Control
POAU      Port Authority
PP        Public Power
PPS       Public Power System
RB        Revenue Bonds
REF       Refunding
RR        Resource Recovery
RRB       Revenue Refunding Bonds
SCDAU     Statewide Communities Development Authority
SDI       School District
SFM       Single Family Mtg.
SPAST     Special Assessment
SPF       Special Facilities
SPO       Special Obligations
SUEFS     State University Educational Facilities System
SWD       Solid Waste Disposal
TUAU      Turnpike Authority
TUCM      Turnpike Commission
TXAL      Tax Allocation
UDA       Urban Development Agency
UDC       Urban Development Corp.
WSS       Water & Sewer System

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $51,724,658 or 7.63% of the Fund's net assets as of July 31, 2001.
2. Represents the current interest rate for a variable rate security.
3. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
6. Issuer is in default.
7. Securities with an aggregate market value of $504,591 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
8. When-issued security to be delivered and settled after July 31, 2001.

As of July 31, 2001, securities subject to the alternative minimum tax amount to $63,135,085 or 9.31% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                       22 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $646,314,106)--see
accompanying statement                                            $ 679,079,625
--------------------------------------------------------------------------------
Cash                                                                    517,309
--------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                              7,215,120
Shares of beneficial interest sold                                      580,662
Daily variation on futures contracts                                      3,594
Other                                                                    10,230
                                                                  --------------
Total assets                                                        687,406,540

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis                          6,455,562
Dividends                                                             1,852,058
Shares of beneficial interest redeemed                                  331,751
Trustees' compensation                                                  221,947
Distribution and service plan fees                                      134,137
Shareholder reports                                                      32,386
Transfer and shareholder servicing agent fees                             4,844
Other                                                                    35,035
                                                                  --------------
Total liabilities                                                     9,067,720

================================================================================
Net Assets                                                        $ 678,338,820
                                                                  ==============

================================================================================
Composition of Net Assets
Paid-in capital                                                   $ 669,124,449
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                (1,553,232)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment
transactions                                                        (22,001,510)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments            32,769,113
                                                                  --------------
Net Assets                                                        $  678,338,820
                                                                  ==============

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $584,324,531 and 61,044,538 shares of beneficial
interest outstanding)                                                    $ 9.57
Maximum offering price per share (net asset
value plus sales charge of 4.75% of offering price)                      $10.05
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $76,879,978 and 8,051,978
shares of beneficial interest outstanding)                               $ 9.55
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $17,134,311 and 1,794,777
shares of beneficial interest outstanding)                               $ 9.55


See accompanying Notes to Financial Statements.

                       23 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                           $ 38,048,689

================================================================================
Expenses
Management fees                                                       3,246,173
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,227,102
Class B                                                                 654,454
Class C                                                                 144,788
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           345,079
--------------------------------------------------------------------------------
Shareholder reports                                                      88,985
--------------------------------------------------------------------------------
Custodian fees and expenses                                              43,400
--------------------------------------------------------------------------------
Other                                                                    84,798
                                                                   -------------
Total expenses                                                        5,834,779
Less reduction to custodian expenses                                    (26,978)
                                                                   -------------
Net expenses                                                          5,807,801

================================================================================
Net Investment Income                                                32,240,888

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (17,163,600)
Closing of futures contracts                                           (415,650)
                                                                   -------------
Net realized gain (loss)                                            (17,579,250)

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
investments                                                          39,353,436
                                                                   -------------
Net realized and unrealized gain (loss)                              21,774,186

================================================================================
Net Increase in Net Assets Resulting from Operations               $ 54,015,074
                                                                   =============
See accompanying Notes to Financial Statements.

                       24 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                  2001            2000
==========================================================================================
Operations
Net investment income (loss)                                $  32,240,888   $  32,552,213
------------------------------------------------------------------------------------------
Net realized gain (loss)                                      (17,579,250)     (1,928,788)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           39,353,436     (39,846,312)
                                                            ------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     54,015,074      (9,222,887)

==========================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                       (28,787,828)    (28,322,087)
Class B                                                        (3,048,431)     (3,304,255)
Class C                                                          (675,129)       (684,715)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                --      (3,065,354)
Class B                                                                --        (436,022)
Class C                                                                --         (87,540)

==========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                        83,428,384     (48,456,283)
Class B                                                        17,423,990     (26,975,629)
Class C                                                         4,454,324      (5,233,189)

==========================================================================================
Net Assets
Total increase (decrease)                                     126,810,384    (125,787,961)
------------------------------------------------------------------------------------------
Beginning of period                                           551,528,436     677,316,397
                                                            ------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(1,553,232) and $(1,301,534),
respectively]                                               $ 678,338,820   $ 551,528,436
                                                            ==============================

See accompanying Notes to Financial Statements.

                       25 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A       Year Ended July 31,               2001             2000            1999            1998            1997
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $9.35           $10.02          $10.27          $10.24           $9.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            .52              .52             .52             .51             .55
Net realized and unrealized gain (loss)          .22             (.61)           (.25)            .04             .49
                                               ----------------------------------------------------------------------------
Total income (loss) from
investment operations                            .74             (.09)            .27             .55            1.04
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.52)            (.52)           (.52)           (.52)           (.54)
Distributions from net realized gain              --             (.06)             --              --              --
                                               ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.52)            (.58)           (.52)           (.52)           (.54)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.57            $9.35          $10.02          $10.27          $10.24
                                               ============================================================================

===========================================================================================================================
Total Return, at Net Asset Value/1/             8.03%           (0.85)%          2.57%           5.55%          10.97%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                                  $584,325         $482,152        $568,673        $579,570        $586,546
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $531,286         $515,007        $587,197        $581,630        $582,624
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                           5.38%            5.54%           5.00%           5.00%           5.55%
Expenses                                        0.85%            0.90%           0.87%           0.87%3          0.87%/3/
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           20%              14%             18%             21%             24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       26 OPPENHEIMER MUNICIPAL BOND FUND

Class B Year Ended July 31,                    2001           2000             1999            1998              1997
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $9.33         $10.00           $10.25          $10.22             $9.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .45            .43              .44             .43               .47
Net realized and unrealized gain (loss)         .21           (.60)            (.25)            .04               .48
                                              ---------------------------------------------------------------------------
Total income (loss) from
investment operations                           .66           (.17)             .19             .47               .95
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.44)          (.44)            (.44)           (.44)             (.46)
Distributions from net realized gain             --           (.06)              --              --                --
                                              ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.44)          (.50)            (.44)           (.44)             (.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.55          $9.33           $10.00          $10.25            $10.22
                                              ===========================================================================

=========================================================================================================================
Total Return, at Net Asset Value/1/            7.23%         (1.62)%           1.78%           4.75%            10.05%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                                  $76,880        $57,204          $90,022         $91,677           $83,897
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $65,563        $70,072          $96,352         $88,531           $77,881
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                          4.60%          4.75%            4.22%           4.21%             4.76%
Expenses                                       1.62%          1.67%            1.65%           1.65%/3/          1.65%/3/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          20%            14%              18%             21%               24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       27 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class C Year      Ended July 31,               2001        2000          1999         1998           1997
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $9.33      $10.00        $10.25       $10.22          $9.73
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .44         .44           .44          .43            .46
Net realized and unrealized gain (loss)         .22        (.61)         (.25)         .04            .49
                                              -----------------------------------------------------------------
Total income (loss) from
investment operations                           .66        (.17)          .19          .47            .95
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.44)       (.44)         (.44)        (.44)          (.46)
Distributions from net realized gain             --        (.06)           --           --             --
                                              -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.44)       (.50)         (.44)        (.44)          (.46)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.55       $9.33        $10.00       $10.25         $10.22
                                              =================================================================

===============================================================================================================
Total Return, at Net Asset Value/1/            7.23%      (1.62)%        1.78%        4.75%         10.03%

===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in               $17,134     $12,173       $18,621      $12,857         $8,648
thousands)
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $14,506     $14,497       $16,868      $10,655         $5,724
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                          4.60%       4.76%         4.22%        4.30%          4.72%
Expenses                                       1.62%       1.67%         1.65%        1.64%/3/       1.67%/3/
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          20%         14%           18%          21%            24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       28 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $6,455,562.


                       29 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies Continued

Security Credit Risk The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2001, securities with an aggregate market value of $390,000, representing 0.06% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Inverse Floating Rate Securities The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $67,532,988 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 9.82% of the Fund's total assets as of July 31, 2001.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
-----------------------------
2008/1/            $3,000,399
2009/1/                95,836
2009                6,666,277
                  -----------
Total              $9,762,512
                  ===========

1. The capital loss carryover was acquired in connection with the Oppenheimer Insured Municipal Fund merger.
--------------------------------------------------------------------------------
Trustees' Compensation The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were decreased by $116,959 and payments of $12,142 were made to retired trustees, resulting in an accumulated liability of $123,571 as of July 31, 2001.


                       30 OPPENHEIMER MUNICIPAL BOND FUND

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $725,855, a decrease in overdistributed net investment income of $18,802, and an increase in accumulated net realized loss on investments of $744,657. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       31 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended July 31, 2001            Year Ended July 31, 2000
                                     Shares             Amount           Shares             Amount
---------------------------------------------------------------------------------------------------
Class A
Sold                             13,223,009      $ 117,975,682       13,414,765      $ 126,546,006
Dividends and/or
distributions reinvested          1,941,434         18,388,800        2,157,960         20,359,502
Acquisition--Note 8               9,659,347         92,246,765               --                 --
Redeemed                        (15,333,330)      (145,182,863)     (20,759,908)      (195,361,791)
                                -------------------------------------------------------------------
Net increase (decrease)           9,490,460      $  83,428,384       (5,187,183)     $ (48,456,283)
                                ===================================================================

---------------------------------------------------------------------------------------------------
Class B
Sold                              1,860,418      $  16,659,142        1,310,906      $  12,395,994
Dividends and/or
distributions reinvested            176,632          1,669,318          237,460          2,240,594
Acquisition--Note 8               2,018,542         19,216,517               --                 --
Redeemed                         (2,133,730)       (20,120,987)      (4,419,722)       (41,612,217)
                                -------------------------------------------------------------------
Net increase (decrease)           1,921,862      $  17,423,990       (2,871,356)      $(26,975,629)
                                ===================================================================

---------------------------------------------------------------------------------------------------
Class C
Sold                                607,263      $   5,535,017          469,950      $   4,403,501
Dividends and/or
distributions reinvested             45,452            429,497           54,679            515,996
Acquisition--Note 8                 394,023          3,751,103               --                 --
Redeemed                           (556,599)        (5,261,293)      (1,082,182)       (10,152,686)
                                -------------------------------------------------------------------
Net increase (decrease)             490,139      $   4,454,324         (557,553)     $  (5,233,189)
                                ===================================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $126,911,037 and $138,271,505, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $646,376,951 was:

Gross unrealized appreciation                           $ 45,739,941
Gross unrealized depreciation                            (13,037,267)
                                                        -------------
Net unrealized appreciation (depreciation)              $ 32,702,674
                                                        =============

                       32 OPPENHEIMER MUNICIPAL BOND FUND
A

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.53%.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A        Commissions     Commissions      Commissions
                        Front-End       Front-End        on Class A      on Class B       on Class C
                    Sales Charges   Sales Charges            Shares          Shares           Shares
                       on Class A     Retained by       Advanced by     Advanced by      Advanced by
Year Ended                 Shares     Distributor    Distributor/1/  Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------
July 31, 2001            $609,480        $149,558           $64,279        $419,512          $36,090

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                  Class B                  Class C
                    Contingent Deferred      Contingent Deferred      Contingent Deferred
                          Sales Charges            Sales Charges            Sales Charges
Year Ended      Retained by Distributor  Retained by Distributor  Retained by Distributor
------------------------------------------------------------------------------------------
July 31, 2001                   $13,322                 $169,513                   $6,081

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $1,227,102, all of which were paid by the Distributor to recipients, and included $89,920 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                       33 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
4. Fees and Other Transactions with Affiliates Continued

Class B and Class C Distribution and Service Plan Fees Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                       Distributor's      Distributor's
                                                          Aggregate        Unreimbursed
                                                       Unreimbursed       Expenses as %
                  Total Payments     Amount Retained      Expenses        of Net Assets
                     Under Plan       by Distributor     Under Plan            of Class
----------------------------------------------------------------------------------------
Class B Plan          $  654,45          $  511,937     $ 2,477,993                3.22%
Class C Plan            144,788              36,212         339,992                1.98

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

                       34 OPPENHEIMER MUNICIPAL BOND FUND

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                Unrealized
                            Expiration      Number of     Valuation as of     Appreciation
Contract Description              Date      Contracts       July 31, 2001    (Depreciation)
-------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bond                 9/19/01             23         $ 2,392,719        $   3,594

================================================================================
6. Illiquid Securities

As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001, was $15,593,255, which represents 2.30% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at July 31, 2001.


                       35 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
8. Acquisition of Oppenheimer Insured Municipal Fund

On January 26, 2001, the Fund acquired all of the net assets of Oppenheimer Insured Municipal Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Insured Municipal Fund shareholders on February 29, 2000. The Fund issued (at an exchange ratio of 1.775865 for Class A, 1.782453 for Class B and 1.780957 for Class C of the Fund to one share of Oppenheimer Municipal Bond Fund) 9,659,347, 2,018,542 and 394,023 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $92,246,765, $19,216,517 and $3,751,103 in exchange for the net assets, resulting in combined Class A net assets of $577,703,446, Class B net assets of $74,499,856 and Class C net assets of $16,501,075 on January 26, 2001. The net assets acquired included net unrealized appreciation of $8,201,459 and unused capital loss carryover of $8,728,421 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                       36 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Municipal Bond Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






KPMG LLP

Denver, Colorado
August 21, 2001


                       37 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                       38 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Merrell Hora, Vice President
                         Jerry A. Webman, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.



          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                       39 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

Global Equity       Developing Markets Fund             Global Fund
                    International Small Company Fund    Quest Global Value Fund
                    Europe Fund                         Global Growth & Income Fund
                    International Growth Fund
--------------------------------------------------------------------------------------
Equity              Stock                               Stock & Bond
                    Emerging Technologies Fund          Quest Opportunity Value Fund
                    Emerging Growth Fund                Total Return Fund
                    Enterprise Fund                     Quest Balanced Value Fund
                    Discovery Fund                      Capital Income Fund
                    Main Street(R) Small Cap Fund       Multiple Strategies Fund
                    Small Cap Value Fund/1/             Disciplined Allocation Fund
                    MidCap Fund                         Convertible Securities Fund
                    Main Street(R) Opportunity Fund      Specialty
                    Growth Fund                         Real Asset Fund(R)
                    Capital Appreciation Fund           Gold & Special Minerals Fund
                    Main Street(R) Growth & Income Fund
                    Large Cap Growth Fund
                    Value Fund/2/
                    Quest Capital Value Fund
                    Quest Value Fund
                    Trinity Growth Fund
                    Trinity Core Fund
                    Trinity Value Fund
--------------------------------------------------------------------------------------
Income              Taxable                             Municipal
                    International Bond Fund             California Municipal Fund/4/
                    High Yield Fund                     Florida Municipal Fund/4/
                    Champion Income Fund                New Jersey Municipal Fund/4/
                    Strategic Income Fund               New York Municipal Fund/4/
                    Bond Fund                           Pennsylvania Municipal Fund/4/
                    Senior Floating Rate Fund           Municipal Bond Fund
                    U.S. Government Trust               Intermediate Municipal Fund
                    Limited-Term Government Fund
                    Capital Preservation Fund/3/
                    Rochester Division
                    Rochester Fund Municipals
                    Limited Term New York Municipal
                    Fund
--------------------------------------------------------------------------------------
Select Managers     Stock                               Stock & Bond
                    Mercury Advisors Focus Growth Fund  QM Active Balanced Fund/3/
                    Gartmore Millennium Growth Fund
                    II/5/
                    Jennison Growth Fund
                    Salomon Brothers Capital Fund
                    Mercury Advisors S&P 500(R) Index
                    Fund/3/
--------------------------------------------------------------------------------------
Money Market/6/     Money Market Fund                   Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                       40 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols Class A: OPTAX Class B: OTFBX Class C: OMFCX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0310.001.0701 September 29, 2001


                                                      [LOGO] OppenheimerFunds(R)